                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                     12 3/4% SENIOR DISCOUNT NOTES DUE 2012
                                       OF
                           SALT HOLDINGS CORPORATION
             PURSUANT TO THE PROSPECTUS DATED               , 2003

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
   YORK CITY TIME, ON             , 2003, UNLESS EXTENDED (THE "EXPIRATION
   DATE").
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

           BY MAIL:               BY FACSIMILE TRANSMISSION:     BY HAND/OVERNIGHT DELIVERY:
     The Bank of New York         (for eligible institutions         The Bank of New York
  Corporate Trust Operations                only)                 Corporate Trust Operations
     Reorganization Unit                (212) 298-1915               Reorganization Unit
 101 Barclay Street--7 East         Attn: Sirojni Dindial        101 Barclay Street--7 East
   New York, New York 10286         Confirm by Telephone:          New York, New York 10286
   Attn: Carolle Montreuil              (212) 815-5920             Attn: Carolle Montreuil

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned hereby acknowledges receipt of the prospectus, dated
              , 2003, of Salt Holdings Corporation, a Delaware corporation ("Salt Holdings"), which, together with this letter of transmittal, constitute Salt Holdings' offer to exchange $1,000 principal amount at maturity of its 12 3/4% Series B Senior Discount Notes due 2012, which have been registered under the Securities Act of 1933, as amended, for each $1,000 principal amount at maturity of its outstanding 12 3/4% Series A Senior Discount Notes due 2012, of which $123,500,000 aggregate principal amount at maturity is outstanding.

    IF YOU DESIRE TO EXCHANGE YOUR 12 3/4% SERIES A SENIOR DISCOUNT NOTES DUE 2012 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF 12 3/4% SERIES B SENIOR DISCOUNT NOTES DUE 2012, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

    YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

    This letter of transmittal is to be completed by holders of Salt Holdings' outstanding notes either if certificates representing such notes are to be forwarded herewith or, unless an agent's message is utilized, tenders of such notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company pursuant to the procedures set forth in the prospectus under the heading "The Exchange Offer--Book-Entry Transfer."

    The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

    Holders that are tendering by book-entry transfer to the exchange agent's account at DTC can execute the tender though the DTC Automated Tender Offer Program, for which the exchange offer is eligible. DTC participants that are tendering pursuant to the exchange offer must transmit their acceptance through the Automated Tender Offer Program to DTC, which will edit and verify the acceptance and send an agent's message to the exchange agent for its acceptance.

    In order to properly complete this letter of transmittal, a holder of outstanding notes must:

    - complete the box entitled "Description of Notes,"

    - if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions,

    - sign the letter of transmittal, and

    - complete Substitute Form W-9.

    If a holder desires to tender notes pursuant to the exchange offer and
(1) certificates representing such notes are not immediately available,
(2) time will not permit this letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures described in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures" are followed. See Instruction 1 below.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal, the Notice of Guaranteed Delivery and related documents may be directed to The Bank of New York, at the address and telephone number set forth on the cover page of this letter of transmittal. See instruction 11 below.

    List below the outstanding notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts at maturity on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of outstanding notes will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples of $1,000.

-------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF NOTES
-------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE
                                                                      PRINCIPAL           PRINCIPAL
                                                                      AMOUNT AT           AMOUNT AT
   NAME(S) AND ADDRESS(ES) OF REGISTERED         CERTIFICATE          MATURITY            MATURITY
         HOLDER(S) (PLEASE FILL IN)              NUMBER(S)*         REPRESENTED**        TENDERED**
-------------------------------------------------------------------------------------------------------
                                                    ---------------------------------------------

                                                    ---------------------------------------------

                                                    ---------------------------------------------

                                                    ---------------------------------------------

                                                    ---------------------------------------------

                                                    ---------------------------------------------

-------------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL
  AMOUNT AT MATURITY
  OF NOTES..................................
-------------------------------------------------------------------------------------------------------

* Need not be completed by holders delivering by book-entry transfer (see below).

** Unless otherwise indicated in the column "Principal Amount At Maturity Tendered" and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount at maturity represented by each note listed above and delivered to the exchange agent. See Instruction 4.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING THE BOXES BELOW

/ /  CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED
    HEREWITH.

/ /  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number with DTC: ___________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number(s) (if any): __________________________________________

    Date of Execution of the Notice of Guaranteed Delivery: ____________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING: _______________

    Name of Tendering Institution: _____________________________________________

    Account Number at DTC: _____________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED YOUR TENDERED NOTES FOR
    YOUR OWN ACCOUNT AS A RESULT OF MARKET-MA KING ACTIVITIES OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Salt Holdings the principal amount at maturity of outstanding notes described above. Subject to, and effective upon, the acceptance for exchange of the outstanding notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Salt Holdings all right, title and interest in and to such outstanding notes.

    The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Salt Holdings and as trustee under the indenture relating to the outstanding notes) with respect to such tendered notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such tendered notes, or transfer ownership of such notes, on the account books maintained by DTC, and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, Salt Holdings upon receipt by the exchange agent, as the undersigned's agent, of the exchange notes to which the undersigned is entitled upon the acceptance by Salt Holdings of such outstanding notes for exchange pursuant to the exchange offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such outstanding notes, all in accordance with the terms and conditions of the exchange offer, and (3) present such outstanding notes for transfer, and transfer such outstanding notes, on the relevant security register.

    The undersigned hereby represents and warrants that the undersigned
(1) owns the notes tendered and is entitled to tender such notes and (2) has full power and authority to tender, sell, exchange, assign and transfer the outstanding notes and to acquire exchange notes issuable upon the exchange of such tendered notes, and that, when the same are accepted for exchange, Salt Holdings will acquire good, marketable and unencumbered title to the tendered notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Salt Holdings to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered notes or to transfer ownership of such notes on the account books maintained by DTC. The undersigned has read and agrees to all of the terms of the exchange offer.

    The undersigned understands that tenders of the outstanding notes pursuant to any one of the procedures described in the prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes" and in the instructions to this letter of transmittal will, upon "Salt Holdings' acceptance of the notes for exchange, constitute a binding agreement between the undersigned and Salt Holdings in accordance with the terms and subject to the conditions of the exchange offer.

    The exchange offer is subject to the conditions set forth in the prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Salt Holdings) as more particularly set forth in the prospectus, Salt Holdings may not be required to exchange any of the outstanding notes tendered by this letter of transmittal and, in such event, the outstanding notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

    Unless a box under the heading "Special Issuance Instructions" is checked, by tendering outstanding notes and executing this letter of transmittal, the undersigned hereby represents and warrants that:

        (i) the undersigned or any beneficial owner of the outstanding notes is acquiring the offered notes in the ordinary course of business of the undersigned (or such other beneficial owner);

        (ii) neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the offered notes within the meaning of the federal securities laws;

        (iii) neither the undersigned nor any beneficial owner has an arrangement or understanding with any person or entity to participate in a distribution of the offered notes;

        (iv) neither the undersigned nor any beneficial owner is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, of Salt Holdings. Upon request by Salt Holdings, the undersigned or such beneficial owner will deliver to Salt Holdings a legal opinion confirming it is not such an affiliate;

        (v) if the undersigned or any beneficial owner is a resident of the State of California, if falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

        (vi) if the undersigned or any beneficial owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and
    (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated
    November 16, 1985;

        (vii) the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the exchange offer for the purpose of disturbing the exchange notes, must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of the exchange notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "SEC") set forth in certain no-action letters;

        (viii)the undersigned and each beneficial owner understands that a secondary resale transaction described in clause (vii) above and any resales of exchange notes or interests therein obtained by such holder in exchange for outstanding notes or interests therein originally acquired by such holder directly from Salt Holdings should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC; and

        (ix) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

    The undersigned may, IF AND ONLY IF UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN (i)-(ix) ABOVE, elect to have its outstanding notes registered in the shelf registration described in the Registration Rights Agreement, dated as of December 20, 2002, by and among Salt Holdings and Credit Suisse First Boston Corporation, J.P. Morgan
Securities Inc. and Deutsche Bank Securities Inc., in the form filed as an exhibit to the registration statement of which the prospectus is a part. Such election may be made by checking a box under "Special Issuance Instructions" below. By making such election, the undersigned agrees, jointly and severally, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless Salt Holdings, its respective agents, employees, directors and officers and each Person who controls Salt Holdings, within the meaning of Section 15 of the

Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, against any and all losses, claims, judgments, damages and liabilities whatsoever (including, without limitation, the reasonable legal and other expenses incurred in connection with any matter, including any action that could give rise to such losses, claims, judgments, damages or liabilities) arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such outstanding notes or the prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein based on information relating to the undersigned furnished to Salt Holdings in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

    If the undersigned is a broker-dealer that will receive offered notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such offered notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and outstanding notes held for its own account were not acquired as a result of market-making or other trading activities, such outstanding notes cannot be exchange pursuant to the exchange offer.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

    Tendered outstanding notes may be withdrawn at any time prior to 5:00 p.m.,
New York City time on               , 2003 or on such later date or time to
which Salt Holdings may extend the exchange offer.

    Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, exchange notes, and outstanding notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, exchange notes, and outstanding notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of notes, the exchange agent will credit the account maintained by DTC with any notes not tendered. The undersigned recognizes that Salt Holdings has no obligation pursuant to the "Special Issuance Instructions" to transfer any outstanding notes from the name of the registered holder thereof if Salt Holdings does not accept for exchange any of the principal amount at maturity of such outstanding notes so tendered.

    The exchange notes will bear interest from the most recent interest payment date to which interest has been paid on the notes, or if no interest has been paid, from December 20, 2002. Interest on the outstanding notes accepted for exchange will cease to accrue upon the issuance of the exchange notes.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (To Be Completed By All Tendering Holders
                             of Outstanding Notes)

  This letter of transmittal must be signed by the registered holder(s) of outstanding notes exactly as their name(s) appear(s) on certificate(s) for outstanding notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal, including such opinions of counsel, certifications and other information as may be required by Salt Holdings or the trustee for the outstanding notes to comply with the restrictions on transfer applicable to the outstanding notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the exchange agent of such person's authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered holder(s) of the outstanding notes, then the registered holder(s) must sign a valid power of attorney.

  X __________________________________________________________________________

  X __________________________________________________________________________
               Signature(s) of Holder(s) or Authorized Signatory

  Dated: __________________, 2003

  Name(s): ___________________________________________________________________

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                                                                    (Zip Code)

  Area Code and Telephone No.: _______________________________________________

                           GUARANTEE OF SIGNATURE(S)
                 (IF REQUIRED--SEE INSTRUCTIONS 2 AND 5 BELOW)

  Certain Signatures Must be Guaranteed by a Signature Guarantor

  ____________________________________________________________________________
              Name of Signature Guarantor Guaranteeing Signatures)

  ____________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

  ____________________________________________________________________________
                             (Authorized Signature)

  ____________________________________________________________________________
                                 (Printed Name)

  ____________________________________________________________________________
                                    (Title)

  Dated: ______________________, 2003
--------------------------------------------------------------------------------

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4 THROUGH 7)

  To be completed ONLY if (i) certificates for outstanding notes in a principal amount at maturity not tendered are to be issued in the name of, or exchange notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled "Description of Notes" within this letter of transmittal, (ii) outstanding notes not tendered, but represented by certificates tendered by this letter of transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above or (iii) exchange notes issued pursuant to the exchange offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated above.

  Issue:

  / /  Exchange Notes, to:

  / /  Outstanding Notes, to:

  Name(s):____________________________________________________________________

  Address:____________________________________________________________________

  Telephone Number:___________________________________________________________

  ____________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

  DTC Account Number: ________________________________________________________
-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4 THROUGH 7)

  To be completed ONLY if certificates for outstanding notes in a principal amount at maturity not tendered, or exchange notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this letter of transmittal to an address different from that shown in the box entitled "Description of Notes" within this letter of transmittal.

  Deliver:

  / /  Exchange Notes, to:

  / /  Outstanding Notes, to:

  Name(s): ___________________________________________________________________

  Address: ___________________________________________________________________

  Telephone Number: __________________________________________________________

  ____________________________________________________________________________

                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

  Is this a permanent address change? (check one box)

                                 Yes/ /  No/ /

------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
        (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES. This letter of transmittal is to be completed by holders of outstanding notes if certificates representing such notes are to be forwarded herewith, or, unless an agent's message is utilized, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus under "The Exchange Offer--Procedures for Tendering Outstanding Notes." For a holder to properly tender notes pursuant to the exchange offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent's message in the case of a book-entry transfer, must be received by the exchange agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such notes must be received by the exchange agent at its address, or (2) such notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under "The Exchange Offer--Book-Entry Transfer" and a book-entry confirmation must be received by the exchange agent on or prior to the expiration date. A holder who desires to tender notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO SALT HOLDINGS.

    If a holder desires to tender notes pursuant to the exchange offer and
(1) certificates representing such notes are not immediately available,
(2) time will not permit such holder's letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures" are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Salt Holdings herewith, or an agent's message with respect to a guaranteed delivery that is accepted by Salt Holdings, must be received by the exchange agent on or prior to the expiration date, and (3) the certificates for the tendered notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent's account at DTC as described in the prospectus) together with a letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the execution of the notice of guaranteed delivery.

    The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery. For outstanding notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery prior to the expiration date. As used herein and in the prospectus, "eligible guarantor institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

    2. GUARANTEE OF SIGNATURES. Signatures on this letter of transmittal must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an eligible guarantor institution unless the notes tendered hereby are tendered (1) by a registered holder of notes (or by a participant in DTC whose name appears on a security position listing as the owner of such notes) who has signed this letter of transmittal and who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," on the letter of transmittal, or (2) for the account of an eligible guarantor institution. If the notes are registered in the name of a person other than the signer of the letter of transmittal or if notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered notes must be guaranteed as described above. Beneficial owners whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender notes. See "The Exchange Offer--Procedures for Tendering Outstanding Notes," in the prospectus.

    3. WITHDRAWAL OF TENDERS. Except as otherwise provided in the prospectus, tenders of notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered notes to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the exchange agent on or prior to the expiration date at its address set forth on the cover of this letter of transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the notes to be withdrawn, (2) identify the notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such notes (unless such notes were tendered by book-entry transfer), the aggregate principal amount at maturity represented by such notes and the name of the registered holder of such notes, if different from that of the person who tendered such notes, (3) be signed by the holder of such notes in the same manner as the original signature on the letter of transmittal by which such notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder (unless the notes were tendered by book-entry transfer), and (4) specify the name in which any such notes are to be registered, if different from that of the registered holder. If the notes were tendered pursuant to the procedures for book-entry transfer sent forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of outstanding notes and must otherwise comply with the procedures of DTC. If the notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

    Any permitted withdrawal of notes may not be rescinded. Any notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn notes may be retendered by following one of the procedures described in the prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes" at any time prior to the expiration date.

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Salt Holdings, in its sole discretion, which determination shall be final and binding on all parties. None of Salt Holdings, any affiliates of Salt Holdings, the exchange agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

    4. PARTIAL TENDERS. Tenders of notes pursuant to the exchange offer will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples of $1,000. If less than the entire principal amount at maturity of any notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount at maturity tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount at maturity represented by the certificates for all notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of all notes held by the holder is not tendered, new certificates for the principal amount at maturity of notes not tendered and exchange notes issued in exchange for any notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction
6), as soon as practicable following the expiration date.

    5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal is signed by the registered holder(s) of the outstanding notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the notes.

    If any of the notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

    If any tendered notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this letter of transmittal is signed by the holder, and the certificates for any principal amount at maturity of notes not tendered are to be issued (or if any principal amount at maturity of notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and exchange notes exchanged for outstanding notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered notes nor provide a separate bond power. In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for notes tendered or transmit a separate properly completed bond power with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as Salt Holdings or the trustee for the original notes may require in accordance with the restrictions on transfer applicable to the outstanding notes. See Instruction 2.

    Endorsements on certificates for notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

    If this letter of transmittal or any certificates representing notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent, in its sole discretion, of their authority so to act must be submitted with this letter of transmittal.

    6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which notes for principal amounts at maturity not tendered or exchange notes exchanged for outstanding notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that outstanding notes not exchanged be credited to such accounted maintained at DTC as such holder may designate. If no instructions are given, notes not tendered will be returned to the registered holder of the notes tendered. For holders of notes tendered by book-entry transfer, notes not tendered will be returned by crediting the account at DTC designated above.

    7. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Federal income tax law generally requires that each tendering holder is required to provide the exchange agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding in an amount equal to up to 31% of the reportable payments made with respect to the notes and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each holder tendering outstanding notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number) and that (i) such holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

    If the holder tendering outstanding notes does not have a taxpayer identification number, such holder should consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions on applying for a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein. If the holder tendering outstanding notes does not provide such holder's taxpayer identification number to the exchange agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's taxpayer identification number to the exchange agent. NOTE: Writing

"Applied For" on the form means that the holder tendering outstanding notes has already applied for a taxpayer identification number or that such holder intends to apply for one in the near future.

    If the outstanding notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which tax payer identification number to report.

    Exempt holders tendering outstanding notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder tendering outstanding notes must enter its correct taxpayer identification number in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the exchange agent.

    Salt Holdings reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

    8. TRANSFER TAXES. Salt Holdings will pay all transfer taxes, if any, required to be paid by Salt Holdings in connection with the exchange of the outstanding notes for the exchange notes. If, however, exchange notes, or outstanding notes for principal amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the outstanding notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the outstanding notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

    9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. If any certificate representing outstanding notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the exchange agent at the address indicated above. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

    10. IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by Salt Holdings, in its sole discretion, which determination shall be final and binding on all parties. Salt Holdings reserves the absolute right, in its sole and absolute discretion, to reject any or all tenders of any notes determined by it not to be in proper form or the acceptance of which may, in the opinion of Salt Holdings' counsel, be unlawful. Salt Holdings also reserves the absolute right, in its sole discretion subject to applicable law, to waive or amend any of the conditions of the exchange offer or to waive any defect or irregularity in the tender of any particular notes, whether or not similar defects or irregularities are waived in the case of other tenders. Salt Holdings' interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as Salt Holdings shall determine. Each tendering holder, by execution of a letter of transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such notes shall not be deemed to have been made until such irregularities have been cured or waived.

Any notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date. None of Salt Holdings, any of its affiliates, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                       PAYOR'S NAME: THE BANK OF NEW YORK

---------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     PART I--PLEASE                  TIN ------------------------
               FORM W-9                      PROVIDE YOUR TIN IN              (Social Security Number(s)
                                             THE BOX AT RIGHT AND        or Employer Identification Number(s)
                                             CERTIFY BY SIGNING
                                             AND DATING BELOW
                                             ------------------------------------------------------------------

                                             PART 2--FOR PAYEES EXEMPT FROM BACKUP
                                             WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE
                                             INSTRUCTIONS) ------------------------------------------------
                                             ------------------------------------------------------------------
                                             PART 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT
             DEPARTMENT OF                   (1) The number shown on this form is my correct taxpayer
             THE TREASURY                    identification number (or I am waiting for a number to be issued
               INTERNAL                      to me), (2) I am not subject to backup withholding because: (a) I
            REVENUE SERVICE                  am exempt from backup withholding, (b) I have not been notified by
          PAYOR'S REQUEST FOR                the Internal Revenue Service (the "IRS") that I am subject to
        TAXPAYER IDENTIFICATION              backup withholding as a result of a failure to report all interest
            NUMBER ("TIN")                   or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person
                                             (including a U.S. resident alien).

                                             THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
                                             PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
                                             TO AVOID BACKUP WITHHOLDING.

                                             SIGNATURE: ------------------------ DATE: ---------------, 2003

---------------------------------------------------------------------------------------------------------------

    You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1
                          OF THE SUBSTITUTE FORM W-9.

------------------------------------------------------------

  CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER
IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER
(1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A
TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL
REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION
OFFICE, OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN
THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A
TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY DAYS, THE PAYOR
IS REQUIRED TO WITHHOLD UP TO 31% OF ALL CASH PAYMENTS MADE
TO ME THEREAFTER UNTIL I PROVIDE A NUMBER.

Signature:  Date:
------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF UP TO 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.